KELLNER MERGER FUND
Summary Prospectus
April 30, 2019
Investor Class GAKAX
Institutional Class GAKIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held through your financial intermediary.

Before you invest, you may want to review the Kellner Merger Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information ("SAI"), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated April 30, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.kellnerfunds.com/funds.pl. You can also get this information at no cost by calling 855-KELLNER (855-535-5637) or by sending an e-mail request to info@kellnerfunds.com.

Investment Objective
The Fund seeks to achieve positive risk-adjusted returns with less volatility than in the equity markets.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund by certain financial intermediaries, which are not reflected in this table.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short)	0.82%	0.82%
Interest Expense and Dividends on Securities Sold Short	0.59%	0.59%
Total Annual Fund Operating Expenses(1)(2)	2.32%	2.07%

(1)
Total Annual Fund Operating Expenses have been restated as Kellner Management, LP (the “Advisor”), the Fund’s investment advisor, has recouped all previously waived fees under the Fund’s operating expenses limitation agreement.

(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waiver, Expense Reimbursement and Expense Recoupment in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses ("AFFE"). AFFE are indirect costs of investing in other investment companies, primarily a money market mutual fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$235	$724	$1,240	$2,656
Institutional Class	$210	$649	$1,114	$2,400

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 284.51% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities and related derivatives of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”).  The types of equity securities in which the Fund primarily invests include common stocks and preferred stocks of any size market capitalization and may also include real estate investment trusts ("REITs"). The Fund may have significant exposure to one or more economic sectors of the market. The Fund may invest without limitation in securities of foreign companies.

The Advisor’s investment technique, sometimes referred to as “merger arbitrage,” is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Advisor may employ investment techniques that involve leverage (investment exposure which exceeds the initial amount invested), such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling derivative instruments including futures, options, swaps, contracts for differences, forward foreign currency contracts and other synthetic instruments. The Fund may employ these investment techniques without limit, subject to the Investment Company Act of 1940, as amended (the “1940 Act”). The approach most frequently utilized by the Fund involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. The Advisor may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

The Fund may enter into equity swap agreements, forms of derivatives, for the purpose of attempting to obtain a desired return on, or increased exposure to, certain equity securities or equity indices. Swap agreements are two party contracts for periods ranging from a few days or weeks to more than one year. In a standard total return “swap” transaction, two parties agree to exchange the returns which might be earned or realized on particular investments or instruments or a basket of investments or instruments. The parties do not actually invest in or own the underlying securities or instruments that are the subject of the swap contract. Under such a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from the underlying investments specified in the swap agreement. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments.

The Advisor employs a research-driven process that aims to identify investment opportunities with favorable risk/reward trade-offs within the following guidelines:

1)	Securities are evaluated for purchase after the public announcement of a corporate event or restructuring.

2)	Proprietary analysis is done to consider the strategic rationale of the transaction, the financial resources of the parties involved and the liquidity of the securities.

3)
Securities are typically purchased if the Advisor believes the potential return from its investment sufficiently compensates the Fund in light of the risks involved, including the risk that the transaction may not be completed and the length of time until completion of the transaction.

4)	The potential risk/reward of the position is assessed on an ongoing basis and continuously monitored.

Most of the Fund’s positions are held until the completion of the transaction.  Positions may be sold prior to the completion of the transaction when the companies involved in the transaction no longer meet the Fund’s expected return criteria taking into account prevailing market prices and the relative risk of the transaction. The Advisor expects that the Fund’s active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis. From time to time, due to lack of suitable investment opportunities, the Fund may be invested in cash or invest assets into money market instruments, including money market funds, or other cash equivalents.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks of Investing
Like all mutual funds, losing all or a portion of the money you invested is a risk of investing in the Fund. The following risks could affect the value of your investment:

•
Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•	Management Risk. The Advisor’s management practices and investment strategies might not produce the desired results. The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Sector Emphasis Risk. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Non-Diversification Risk. The Fund is a non-diversified investment company. As such, it will invest in fewer securities than a diversified investment company and its performance may be more volatile because changes in a single security in the Fund’s portfolio may have a greater effect on the Fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if the Fund was diversified.

•
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

•
Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk. The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Swap Agreement Risk. A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments. By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

•
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities owned by the Fund.

•
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund’s Institutional Class shares from year to year. The table shows how the Fund’s Institutional Class and Investor Class average annual returns for 1-year, 5-years and since inception compare with those of a broad measure of market performance and an index that reflects the types of securities in which the Fund invests. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.kellnerfunds.com or by calling the Fund toll-free at 855-KELLNER (855-535-5637).

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.26% for the quarter ended June 30, 2017, and the lowest quarterly return was -3.48% for the quarter ended June 30, 2016.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Institutional Class	1 Year	5 Years	Since Inception (6/29/2012)
Return Before Taxes	1.15%	2.18%	2.73%
Return After Taxes on Distributions	0.95%	1.78%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	1.55%	1.94%
Investor Class(1)
Return Before Taxes	0.88%	1.82%	2.39%
ICE BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.87%	0.63%	0.50%
HFRX ED: Merger Arbitrage Index (reflects no deduction for taxes)	-1.91%	2.99%	2.91%

(1)	The former Class A shares were re-designated as Investor Class shares at the close of business on July 24, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for Investor Class will vary to the extent it has different expenses.

Management
Investment Advisor: Kellner Management, L.P. is the investment advisor of the Fund.

Portfolio Managers: George A. Kellner (Founder & Chief Executive Officer) and Christopher Pultz (Managing Director) are the portfolio managers primarily responsible for the day-to-day management of the Fund and have each managed the Fund since its inception in June 2012.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Kellner Merger Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 855-KELLNER (855-535-5637) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$2,000	$100
Automatic Investment Plan	$100	$100
Retirement and Coverdell Accounts	$2,000	$100

Institutional Class
Regular	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement and Coverdell Accounts	$100,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.